Summary Prospectus May 1, 2011


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group






DWS CORE FIXED INCOME VIP







CLASS    A

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at www.dws-investments.com/vipros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling
(800) 728-3337 or by contacting your insurance company. The prospectus and Statement of Additional Information, both dated May 1, 2011, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks high current income.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                               A
                                      ----------
Management fee                            0.50
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses                            0.22
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.72
-------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $74          $230       $401       $894
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 356%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.


The fund invests primarily in investment-grade debt securities (securities rated within the top four long-term credit rating categories). The fund may invest up to 25% of total assets in US dollar-denominated securities of foreign issuers and governments.


MANAGEMENT PROCESS. Portfolio management uses a strategy that uses a balanced "top-down" and "bottom-up" approach in seeking to add incremental returns to the Barclays Capital U.S. Aggregate Bond Index.


Portfolio management seeks pricing changes in a broad range of securities and sectors, looking to exploit any inefficiencies between intrinsic value and market trading price.


In choosing securities, portfolio management:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price

o determines an intrinsic value for each bond by examining credit, structure, option value and liquidity risks

o uses credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds

o focuses on identifying individual bonds that may add above-market value, with sector weightings as a secondary consideration

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes).


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



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                                                       DWS Core Fixed Income VIP


                                                  SUMMARY PROSPECTUS May 1, 2011

PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the fund's subadvisor and was primarily responsible for the day to day management of the fund. Performance would have been different if the fund's current investment strategy had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]







  2001      2002      2003      2004      2005      2006      2007       2008       2009     2010
  5.71      8.01      5.13      4.53      2.25      4.26      4.17       -19.33     7.72     6.51




Best Quarter: 4.67%, Q3 2009         Worst Quarter: -12.83%, Q4 2008
Year-to-Date as of 3/31/2011: 0.69%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                   CLASS          1          5         10
                               INCEPTION       YEAR      YEARS      YEARS
                             -----------  ---------  ---------  ---------
CLASS A                       5/1/1996        6.51       0.10       2.58
---------------------------   --------        ----       ----       ----
BARCLAYS CAPITAL US
AGGREGATE BOND INDEX
(reflects no deduction for
fees, expenses or taxes)                      6.54       5.80       5.84
---------------------------  --------         ----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


DAVID VIGNOLO, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.


WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recom mend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


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                                                       DWS Core Fixed Income VIP
                                       SUMMARY PROSPECTUS May 1, 2011 2A-CFI-SUM